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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 20, 1998


                              ICHOR CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)


          000-25132                                   25-1741849
   (Commission File Number)              (I.R.S. Employer Identification No.)


     Suite 1250, 400 Burrard Street, Vancouver, British Columbia  V6C 3A6
       (Address of principal executive offices, including postal code)


                                (604) 683-5767
             (Registrant's telephone number, including area code)


==============================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements:

1. Auditors' Report to the Shareholders of Nazca Holdings Ltd. dated August 10, 1999.

2. Group Profit & Loss Account of Nazca Holdings Ltd. for the Year Ended December 31, 1998 (audited).

3.   Group Balance Sheet of Nazca Holdings Ltd. at December 31, 1998
     (audited).

4. Company Profit & Loss Account of Nazca Holdings Ltd. for the Year Ended December 31, 1998 (audited).

5.   Company Balance Sheet of Nazca Holdings Ltd. at December 31, 1998
     (audited).

6. Notes to Audited Financial Statements of Nazca Holdings Ltd. for the Year Ended December 31, 1998.

7. Group Profit & Loss Account of Nazca Holdings Ltd. for the Six Months Ended June 30, 1999 (unaudited).

8.   Group Balance Sheet of Nazca Holdings Ltd. at June 30, 1999 (unaudited).

9. Ichor Corporation and Subsidiary Consolidated Balance Sheet at June 30, 1999. Incorporated by reference from Ichor Corporation's Form 10-Q for the period ended June 30, 1999.

(b)  Pro Forma Financial Information:

1. Ichor Corporation and Subsidiary Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 1999.

2. Ichor Corporation and Subsidiary Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 1998.

3. Ichor Corporation and Subsidiary Note to Pro Forma Consolidated Financial Statements.

(c)  Exhibits:

Exhibit
Number                              Description
-------                             -----------

  20.1 Ichor Corporation and Subsidiary Consolidated Balance Sheets at June 30, 1999.

                             NAZCA HOLDINGS LTD.

                   AUDITORS' REPORT TO THE SHAREHOLDERS OF
                             NAZCA HOLDINGS LTD.

We have audited the financial statements on pages 2 to 6 which have been prepared under the historical cost convention and the accounting policies set out on page 6.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with generally accepted auditing standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the group's and company's affairs as at 31st December 1998 and of the group's and company's results for the year then ended and have been properly prepared in accordance with generally accepted accounting principles.

                              /s/ Moore Stephens
                               MOORE STEPHENS,
                            Registered Auditors,
                           Chartered Accountants,
                              Pride Hill House,
                            23, St. Mary's Street,
                                 Shrewsbury,
                                 Shropshire,
                                   SY1 1ED
                                   England.

Dated:  10th August, 1999.

                             NAZCA HOLDINGS LTD.

                         GROUP PROFIT & LOSS ACCOUNT
                      For the year to 31st December 1998

                          Expressed in U.S. dollars

                                            Year to              9 months to
                                         December 1998          December 1997
                                      -------------------   --------------------

Income
------
Consultancy                                            -                 21,854

Expenses
--------
Directors' fees (Nazca Holdings Ltd.)    36,000                54,000
Directors' fees (Nazca S.A.)             15,000                22,500
Employee salaries and benefits          140,655                29,634
Legal and accounting fees                32,976                24,118
Administration and general expenses      57,599                11,326
Asset depreciation charge                 1,000                    46
Bank interest and charges payable             -                   (88)
Loan interest payable                    16,402                21,131
                                      ---------             ---------
                                                (299,632)              (162,667)
                                               ---------              ---------

DEFICIT FOR THE YEAR                            (299,632)              (140,813)

Accumulated deficits brought forward            (322,779)              (181,966)
                                               ---------              ---------

ACCUMULATED DEFICITS CARRIED FORWARD        USD (622,411)          USD (322,779)
                                               =========              =========

                              NAZCA HOLDINGS LTD.

                              GROUP BALANCE SHEET
                             At 31st December 1998
                           Expressed in U.S. dollars

                                             1998                 1997
                                      ------------------  -------------------

Fixed Assets
------------
Office equipment                                   8,385                  166
Database                                         140,000              140,000
Concession development
  direct expenditure                             835,430              465,758
                                               ---------            ---------
                                                 983,815              605,924

Current Assets
--------------
Tax debtors                              22,492               1,776
Employee advances                           456                   -
Cash at bank and in hand                  5,791              10,006
                                      ---------           ---------

                                         28,739              11,782
                                      ---------           ---------

Creditors
Amounts Falling Due Within One Year
-----------------------------------
Amount due to equity shareholder         49,985             231,809
Amount due to Ichor                     175,000                   -
Amount due to WMC Inc.                   60,229             181,274
Amount due to WMC Chile                  49,130                   -
Amount due to Water Management Ltd.       5,275               5,275
Tax creditors                             5,002               8,142
Amounts due to employees                 78,203                   -
Accrued expenses                        133,120             263,985
                                      ---------           ---------

                                        555,944             690,485
                                      ---------           ---------

NET CURRENT LIABILITIES                         (527,205)            (678,703)
                                               ---------            ---------

NET ASSETS                                  USD  456,610         USD  (72,779)
                                               =========            =========

Capital and Reserves
--------------------
Equity share capital                           1,079,021              250,000
Accumulated deficits                            (622,411)            (322,779)
                                               ---------            ---------

EQUITY SHAREHOLDERS' FUNDS                  USD  456,610         USD  (72,779)
                                               =========            =========

These financial statements were approved by the directors on 10/8/99.

                                                              Director
                                                              /s/ Frits Reidel

                             NAZCA HOLDINGS LTD.

                        COMPANY PROFIT & LOSS ACCOUNT
                      For the year to 31st December 1998

                          Expressed in U.S. dollars

                                          Year to             9 months to
                                       December 1998         December 1997
                                    -------------------   -------------------

Income
------
Consultancy                                          -                21,854

Expenses
--------
Contribution to Nazca S.A.            409,657               118,644
Directors' fees                        36,000                54,000
Formation and secretarial fees          2,284                 1,112
Accounting and consulting fees          4,000                 3,573
Bank interest and charges payable           -                   (88)
Loan interest payable                  16,402                21,131
                                    ---------             ---------
                                              (468,343)             (198,372)
                                             ---------             ---------

DEFICIT FOR THE YEAR                          (468,343)             (176,518)

Accumulated deficits brought forward          (443,038)             (266,520)
                                             ---------             ---------

ACCUMULATED DEFICITS CARRIED FORWARD      USD (911,381)         USD (443,038)
                                             =========             =========

                             NAZCA HOLDINGS LTD.

                            COMPANY BALANCE SHEET
                            At 31st December 1998

                          Expressed in U.S. dollars

                                                  1998                1997
                                              ------------        ------------

Fixed Assets
------------
Database                                         140,000             140,000
Shares in Nazca S.A.                              10,000              10,000
Concession development direct expenditure        286,951             233,793
                                              ----------          ----------

                                                 436,951             383,793

Other Long-Term Assets
----------------------
Amount due from Nazca S.A.                             -                   -
                                              ----------          ----------
                                                 436,951             383,793
                                              ----------          ----------

Creditors
Amounts Falling Due Within One Year
-----------------------------------
Amount due to equity shareholder                  49,985             231,809
Amount due to Ichor                              175,000                   -
Amount due to WMC Inc.                             8,578             181,274
Amount due to Water Management Ltd.                5,275               5,275
Accrued expenses                                  30,473             158,473
                                              ----------          ----------
                                                (269,311)           (576,831)
                                              ----------          ----------

NET ASSETS                                 USD   167,640       USD  (193,038)
                                              ==========          ==========

Capital and Reserves
--------------------
Equity share capital                           1,079,021             250,000
Accumulated deficits                            (911,381)           (443,038)
                                              ----------          ----------

EQUITY SHAREHOLDERS' FUNDS                 USD   167,640       USD  (193,038)
                                              ==========          ==========

                             NAZCA HOLDINGS LTD.

                      NOTES TO THE FINANCIAL STATEMENTS
                      For the year to 31st December 1998


1.  PRINCIPAL ACCOUNTING POLICIES

    i)    BASIS OF ACCOUNTING
          The financial statements have been prepared under the historical cost convention. The accounts have been prepared in accordance with generally accepted accounting principles.

    ii)   BASIS OF CONSOLIDATION
          The consolidated financial statements include the audited financial statements of the company and its wholly-owned subsidiary company Nazca S.A.

    iii)  FIXED ASSETS
          Office equipment is stated at cost less accumulated depreciation. Depreciation is computed to write down the cost over the estimated useful lives of the assets.

          The investment in the database is stated at cost.

          The company's investment in shares in its subsidiary company is stated at cost.

          Concession development direct expenditure is stated at cost. Amortisation will be computed to write down the cost over the estimated economic lives of the concessions, as soon as supply is commenced.

2.  SUBSIDIARY COMPANY

    Nazca S.A. is a development stage enterprise incorporated in Chile in November 1995 with the objective of exploring, developing and exploiting natural resources. It started water exploration activities in early 1996 in the northern regions of Chile where it owns several exploration concessions. The company keeps its accounting records in Chilean currency, and its financial statements have first been converted to generally accepted accounting principles and then translated into U.S. dollars.

3.  FUTURE OPERATIONS AND FINANCING

    Further equity financing is expected to be completed shortly. This financing will be used for further Phase 2 development work including exploration for, and proving of, natural resources from a number of concessions that the subsidiary company controls in northern Chile, over the next three years.

                             NAZCA HOLDINGS LTD.

                         GROUP PROFIT & LOSS ACCOUNT
                      For Six Months Ended June 30, 1999
                                  Unaudited
                         (Expressed in U.S. dollars)

Expenses
   Payroll and social costs                                          65,479
   Accounting and consulting                                         30,259
   General and administrative expenses                              136,758
   Asset depreciation charge                                            500
   Exploration expenses                                              81,027
                                                                 ----------

Loss for the year                                                   314,023

Accumulated deficit brought forward                                 622,411
                                                                 ----------

Accumulated deficit carried forward                           USD   936,434
                                                                 ==========

                             NAZCA HOLDINGS LTD.

                             GROUP BALANCE SHEET
                                  Unaudited
                         (Expressed in U.S. dollars)

                                           June 30             December 31
                                             1999                 1998
                                   ---------------------  ---------------------
Fixed assets
   Office equipment                               7,885                  8,385
   Database                                     140,000                140,000
   Concession development                       835,430                835,430
                                             ----------             ----------
                                                983,315                983,815

Current assets
   Tax debtors                         23,703                 22,492
   Employee advances                      456                    456
   Cash and bank                       15,487                  5,791
                                   ----------             ----------
                                       39,646                 28,739

Creditors
Amounts falling due within one year
   Amount due to shareholders         252,674                128,188
   Amount due to affiliates           371,900                175,000
   Amount due to WMC                  104,354                114,634
   Tax creditors                        5,002                  5,002
   Accrued expenses                   146,444                133,120
                                   ----------             ----------
                                      880,374                555,944
                                   ----------             ----------

Net current liabilities                        (840,728)              (527,205)
                                             ----------             ----------

Net assets                                USD   142,587          USD   456,610
                                             ==========             ==========

Share capital                                 1,079,021              1,079,021
Accumulated deficits                           (936,434)              (622,411)
                                             ----------             ----------

Equity shareholders' funds                USD   142,587          USD   456,610
                                             ==========             ==========

                       ICHOR CORPORATION AND SUBSIDIARY

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      For Six Months Ended June 30, 1999
            (in thousands of dollars, except for per share amounts)
                                 (Unaudited)

                                      Historical     Adjustments    Pro Forma
                                      ----------     -----------    ---------
Revenues
   Interest                                   89                           89
   Other                                      30                           30
                                      ----------                    ---------
                                             119                          119

Cost and expenses
   General and administrative                132           233            365
                                      ----------                    ---------
                                             132                          365
                                      ----------                    ---------
Loss before minority interest                (13)                        (246)
Minority interest                              -            30             30
                                      ----------                    ---------

Net loss                           USD       (13)                USD     (216)
                                      ==========                    =========

Basic loss per common share        USD     (0.03)                USD    (0.07)
                                      ==========                    =========

                       ICHOR CORPORATION AND SUBSIDIARY

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       For Year Ended December 31, 1998
           (in thousands of dollars, except for per share amounts)
                                 (Unaudited)

                                      Historical     Adjustments    Pro Forma
                                      ----------     -----------    ---------

Revenues
   Fees                                      144                          144
   Interest                                   92                           92
   Gain on disposal of a subsidiary          437                          437
   Other                                       8                            8
                                      ----------                    ---------
                                             681                          681

Cost and expenses
   General and administrative                497           283            780
   Interest                                  102            16            118
   Litigation settlement                     260                          260
                                      ----------                    ---------
                                             859                        1,158
                                      ----------                    ---------
Loss before minority interest               (178)                        (477)
Minority interest                              -            39             39
                                      ----------                    ---------

Net loss                           USD      (178)                USD     (438)
                                      ==========                    =========
Basic loss per common share        USD     (0.08)                USD    (0.13)
                                      ==========                    =========

                             NAZCA HOLDINGS LTD.

             NOTE TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1.  ACQUISITIONS

In October 1998, the Corporation entered into an agreement to acquire all of the issued and outstanding shares of common stock of Nazca Holdings Ltd. ("Nazca"). Under a revised agreement entered into with the majority shareholders of Nazca in July 1999, the original purchase agreement was replaced and the Corporation acquired approximately 87% of the issued and outstanding shares of common stock of Nazca effective June 30, 1999.

The pro forma consolidated financial statements included herein were prepared assuming that the acquisition took place on January 1, 1999 and January 1, 1998, respectively, and management believes that these pro forma results may not be indicative of the results from future operations.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                    ICHOR CORPORATION

                                                    By:  /s/ Michael J. Smith
                                                    -------------------------
                                                    Michael J. Smith
                                                    President


Date:  September 27, 1999

                              ICHOR CORPORATION
                                  FORM 8-K/A

                                EXHIBIT INDEX

Exhibit
Number                           Description
-------                          -----------

  20.1 Ichor Corporation and Subsidiary Consolidated Balance Sheets at June 30, 1999.